SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                              CREATIVE VISTAS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              CREATIVE VISTAS, INC.
                       4909 EAST McDOWELL ROAD, SUITE 100
                           PHOENIX, ARIZONA 85008-4293
                                 (602) 225-0504

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                              CREATIVE VISTAS, INC.

                           Dated as of March 12, 2002

To the Stockholders of Creative Vistas, Inc.:

     Pursuant to the provisions of the Arizona Revised Statutes, the undersigned, being the Secretary of Creative Vistas, Inc., provides that Notice is hereby given that a special meeting (the "Meeting") of the stockholders of Creative Vistas, Inc., (hereinafter referred to as "CVI" and/or the "Company"), an Arizona corporation, will be held at 4909 East McDowell Road, Phoenix, Arizona 85008 on April 5, 2002, at 9:00a.m., Mountain Standard Time (MST).

     The purpose of this meeting is to consider, discuss, vote and act upon a proposal to amend the Articles of Incorporation of the Company (the "Proposals") to:

     1. increase the authorized number of shares of common stock from 1,000,000 to 100,000,000; and

     2. authorize 50,000,000 shares of preferred stock, no par value.

     Certain officers, directors and affiliates of the Company cumulatively own in excess of 94% of the Voting Shares of the Company and have advised the Company that they intend to vote in favor of the Proposals.

     We are not asking you for a proxy and you are requested not to send one.

     The Board of Directors of the Company believes that the Proposals are in the best interest of CVI stockholders and recommends their adoption.

     If approved by a majority of the stockholders, it is expected that the amendments to the Articles of Incorporation will filed with the Arizona Corporation Commission as soon as practical following the Special Meeting and will become effective upon filing (the "Effective Date").

     The Company's principal executive office address is 4909 East McDowell Road, Suite 100, Phoenix, Arizona 85008-4293.

     The Company will bear all of the costs of the preparation and dissemination of this Information Statement. No consideration has been or will be paid to any officer, director, or employee of the Company in connection with the proposed changes to the Articles of Incorporation.

     If there are any questions or further information is required with respect to the Information Statement, please contact Mary A. Nance, Treasurer, at 4909 East McDowell Road, Phoenix, Arizona 85008, 602-225-0504. By order of the Board of Directors,

                                    By: /s/ Ronald E. Warnicke
                                       -----------------------------
                                       Ronald E. Warnicke, Secretary

                  Information Statement Pursuant to Section 14C
                     of the Securities Exchange Act of 1934

                         SPECIAL MEETING OF STOCKHOLDERS
                            To be held April 5, 2002

GENERAL INFORMATION

     This Information Statement is furnished in connection with a Special Meeting of Stockholders called by the Board of Directors (the "Board") of Creative Vistas, Inc., to be held at 4909 East McDowell Road, Phoenix, Arizona 85008, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to CVI stockholders on or about March 12, 2002.

     All shares of CVI's common stock, par value $0.00 per share (the "Common Stock"), represented in person will be eligible to be voted at the Meeting.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

     On January 15, 2002, the Board of Director's approved an Amendment to the Company's Articles of Incorporation to effectuate an increase in the authorized common stock from 1,000,000 shares with no par value to 100,000,000 with no par value and the authorization of 50,000,000 shares of no par value preferred stock. A copy of the amendment to the Articles of Incorporation is attached to this Information Statement as Appendix A.

     There are currently outstanding 1,000,000 shares of voting common stock of the Company. In order to approve the amendments, a majority of the outstanding shares of voting common stock must vote in favor of the amendments. The Board of Directors anticipates that the majority owners of the Company's common stock will vote in favor of the amendments. The Board of Directors has set March 8, 2002, as the record date for shareholders to vote on the amendments.

                              PURPOSE OF AMENDMENTS

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common and authorized but unissued preferred stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company at the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, amount other things future mergers or acquisitions of other corporations, acquisitions of property or securities of other corporations, or any corporate action that would enhance stockholder value.

EXCHANGE OF DEBT FOR SHARES

     The Board of Directors has approved the issuance of 9,000,000 shares of common stock to Miller Capital Corporation and Tudor Investments, LTD Profit Sharing Plan, in exchange for administrative services provided to the Company by Miller Capital Corporation and the cancellation of $51,100 in outstanding debt owed by the Company to Miller Capital Corporation and Tudor Investments, LTD Profit Sharing Plan that includes $13,700 in loans made to the Company by Miller Capital Corporation and Tudor Investments, LTD Profit Sharing Plan subsequent to December 31, 2001. The Company anticipates completing this exchange as soon as practicable following the effectiveness of the written consent action to approve the amendments.

NO OTHER ISSUANCES

     Other than the exchange of shares of common stock for outstanding debt, as set forth above, the Company presently has no understandings or arrangement which would require the issuance of any of the additional shares of common stock or preferred stock which are proposed to be authorized. Further, there are no definitive agreements at this time respecting any merger or consolidation with or acquisition of another business, or the sale or liquidation of the Company. However, management believes that the increase in the number of authorized shares of common stock and the authorization of preferred stock will provide the Company with the flexibility of having a broader choice in the type and number of equity securities available to it for the above and other corporate purposes.

EFFECT ON OWNERSHIP PERCENTAGE OF COMMON STOCK

     The following tables briefly summarize the effect of the issuance of additional shares in exchange for the outstanding debt.

                                Before Issuance of New Shares    After Issuance of New Shares
                                -----------------------------    ----------------------------
                                   Outstanding  Percentage        Outstanding    Percentage
                                     Shares      Interest           Shares        Interest
                                     ------      --------           ------        --------
Miller Capital Corporation           419,751      41.97%           5,169,751       51.70%
Tudor Investments LTD Profit
 Sharing Plan                        474,778       47.48%          4,724,778        47.25%
Other Shareholders                   105,471       10.55%            105,471         1.05%
                                   ---------      ------          ----------       ------
TOTAL                              1,000,000      100.00%         10,000,000       100.00%
                                   =========      ======          ==========       ======

     The Company has no operations and no revenue. As of December 31, 2001, the loss per share of common stock was $0.03. Giving effect to the issuance of the additional shares in exchange for administrative services and outstanding debt, the loss per share of common stock as of December 31, 2001, would have been $0.003.

DESCRIPTION OF SECURITIES

     Each share of outstanding common stock is entitled to one vote. Shares of common stock do not have preemptive rights.

     The rights, preferences, privileges and limitations of the preferred stock have not been established, and no series of preferred stock have been established. The rights, preferences, privileges and limitations of the preferred stock, in one or more series, may be established by the board of directors without the approval of the holders of the common stock.

EFFECT OF ADDITIONAL AUTHORIZED BUT UNISSUED SHARES ON DELAY, DEFER OR PREVENT A CHANGE OF CONTROL

     As a result of the amendments, the Company will have approximately 99,000,000 shares of authorized but unissued and unreserved shares of common stock. In addition, the Company will have 50,000,000 authorized but unissued and unreserved shares of preferred stock. Authorized but unissued common stock may be issued for such consideration as the Board of Directors determines to be adequate. Issuance of common stock could have a dilutive effect on certain shareholders. Shareholders may or may not be given the opportunity to vote on the issuance of common stock, depending upon the nature of any such transactions, applicable law, the rules and policies of the national securities exchange on which the common stock is then trading, if any, and the judgment of the Board of Directors. Shareholders have no preemptive rights to subscribe for newly issues shares of our capital stock. Having a substantial number of authorized an unreserved shares of common stock and preferred stock could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock. Management could use the additional shares to resist a takeover effort even if the terms of the takeover offer are favored by a majority of the independent shareholders. This could delay, defer, or prevent a change of control.

                         SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS OF THE COMPANY

     The table below contains information regarding the beneficial ownership of our common stock as of March 8, 2002, by each stockholder who owns beneficially five percent or more of our common stock.

                                    Beneficial
                                   Ownership of              Percent of
    Name and Address                  Shares                Class Owned
    ----------------                  ------                -----------
Miller Capital Corporation            419,751                   41.97%
4909 E McDowell Road
Phoenix, AZ 85008-4293

Tudor Investments LTD
 Profit Sharing Plan                  474,778                   48.25%
1411  North 3rd
Phoenix, AZ 85004

BENEFICIAL OWNERSHIP BY MANAGEMENT

     The following table sets forth, as of March 8, 2002, certain information with respect to the beneficial ownership of shares of Common Stock of certain of our directors and our President and all directors and executive officers as a group.

Rudy R. Miller(1)                            419,751            41.97%
President, Director

Ronald E. Warnicke(2)                        474,778            48.25%
Vice President, Secretary, Director

Mary A. Nance                                 25,000            .0025%
Treasurer

All directors and executive
 officers as a group (3 people)              919,529            91.95%

----------
(1) Shares held of record by Miller Capital Corporation and beneficially owned by Rudy R. Miller.

(2) Shares held of record by Tudor Investments LTD Profit Sharing Plan and beneficially owned by Ronald E. Warnicke

                              FINANCIAL STATEMENTS

    Financial Statements and schedules for the fiscal years ended September 30, 2001 and 2000, and for the fiscal quarter ended December 31, 2001, are set forth below commencing on page F-1.

                             ADDITIONAL INFORMATION

         Additional information concerning Creative Vistas, including its Form 10-KSB statement, which has been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.

DATED: Phoenix, Arizona
       March 12, 2002

                                      BY ORDER OF THE BOARD OF DIRECTORS:


                                      /s/ Rudy R. Miller, President
                                      ------------------------------------

                                   APPENDIX A

                            ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                              CREATIVE VISTAS, INC.

Pursuant to the provisions of Section 10-1001, Arizona Revised Statutes, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is: Creative Vistas, Inc.

2. Pursuant to Arizona Revised Statutes Section 10-1003, the Board of Directors and the Shareholders of the Corporation adopted the following amendment to its Articles of Incorporation:

     Article IV, Authorized Capital, is hereby amended by deleting such article in its entirety and replacing the deleted Article IV with the following:

     The corporation shall have authority to issue: (i) One hundred million (100,000,000) shares of non-assessable commons stock, having no par value; and
(ii) Fifty million (50,000,000) shares of preferred stock, having no par value. Such shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.

     As to the Preferred Stock of the Corporation, the Board of Directors shall have the power to issue shares of Preferred Stock without shareholder approval and the Board of Directors shall determine the class or series of any class and designations, voting powers, preferences, and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions thereof.

3. The amendment to the Articles of Incorporation was adopted by the shareholders of the corporation at a meeting on April 5, 2002, in the manner prescribed by law.

4. The number of shares of stock outstanding at the time of such adoption was 1,000,000 shares, and the number of shares entitled to vote on the amendment was 1,000,000 shares.

5. The number of shares of each class entitled to vote thereon as a class voted for or against such amendment, respectively, was:

           CLASS                      NUMBER FOR                NUMBER AGAINST
        Common Stock

     6. The number of shares of Common Stock cast for the amendment was sufficient for approval by that voting group.

DATED: April 5, 2002

                                      CREATIVE VISTAS, INC.

                                      By: /s/ Rudy R. Miller, President
                                         ------------------------------------

     ATTESTED

     By: /s/ Ronald E. Warnicke
        ------------------------------------
        Ronald E. Warnicke, Secretary

         FINANCIAL STATEMENTS FOR FISCAL YEAR ENDED SEPTEMEBER 30, 2001.

Independent Accountants' Report                                      F-1

Balance Sheets                                                       F-2

Statements of Operations                                             F-3

Statements of Changes in Stockholders' Equity                        F-4

Statements of Cash Flows                                             F-5

Notes to Financial Statements                                        F-6

     The Company's financial statements for the fiscal years ended September 30, 2001 and 2000 have been audited by the Company's independent accountants in accordance with generally accepted auditing standards and prepared in accordance with generally accepted accounting principles. The Company's quarterly financial statement for the period ended December 31, 2001 and 2000 have been reviewed by the Company's independent accountants.

                              SEMPLE & COOPER, LLP
                     2700 North Central Avenue, Ninth Floor
                             Phoenix, Arizona 85004

                         INDEPENDENT ACCOUNTANTS' REPORT

To The Stockholders and Board of Directors of Creative Vistas, Inc.

We have audited the accompanying balance sheets of Creative Vistas, Inc. as of September 30, 2001 and 2000, and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Creative Vistas, Inc. as of September 30, 2001 and 2000, and the results of its operations, changes in stockholders' equity, and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Phoenix, Arizona
October 18, 2001

                              CREATIVE VISTAS, INC.
                                 BALANCE SHEETS
                           September 30, 2001 and 2000

                                                            2001         2000
                                                          --------     --------
                                     ASSETS

Current Assets:
  Cash and cash equivalents (Note 1)                      $  1,091     $    962
                                                          --------     --------

       Total Assets                                       $  1,091     $    962
                                                          ========     ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Accounts payable                                        $     --     $  1,075
  Notes Payable - related parties (Note 3)                  14,900        7,700
                                                          --------     --------

       Total Current Liabilities                            14,900        8,775
                                                          --------     --------

Stockholders' Equity (Deficit):
  Common stock - no par value; 1,000,000 shares
   authorized, issued and outstanding                        7,553        7,553
  Accumulated deficit                                      (21,362)     (15,366)
                                                          --------     --------

       Total Stockholders' Equity (Deficit)                (13,809)      (7,813)
                                                          --------     --------

       Total Liabilities and Stockholders' Equity         $  1,091     $    962
                                                          ========     ========

                     The Accompanying Notes are an Integral
                        Part of the Financial Statements

                              CREATIVE VISTAS, INC.
                            STATEMENTS OF OPERATIONS
                 For The Years Ended September 30, 2001 and 2000

                                                        2001            2000
                                                    -----------     -----------

Sales                                               $        --     $        --

General and Administrative Expenses                       5,996           7,901
                                                    -----------     -----------

Net Loss from Operations                            $    (5,996)    $    (7,901)
                                                    ===========     ===========

Basic loss per share (Note 1)                       $     (0.01)    $     (0.01)
                                                    ===========     ===========

Weighted Average Common Shares Outstanding            1,000,000       1,000,000
                                                    ===========     ===========

                     The Accompanying Notes are an Integral
                        Part of the Financial Statements

                              CREATIVE VISTAS, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                For The Years Ended September 30, 2001 and 2000


                                         Common Stock                              Total
                                    -----------------------     Accumulated     Stockholders'
                                     Shares         Amount        Deficit          Equity
                                    ---------     ---------      ---------       ---------
Balance at September 30, 1999       1,000,000     $   7,553      $  (7,465)      $      88

Net loss for the year ended
 September 30, 2000                        --            --         (7,901)         (7,901)
                                    ---------     ---------      ---------       ---------

Balance at September 30, 2000       1,000,000         7,553        (15,366)         (7,813)

Net loss for the year ended
 September 30, 2001                        --            --         (5,996)         (5,996)
                                    ---------     ---------      ---------       ---------

Balance at September 30, 2001       1,000,000     $   7,553      $ (21,362)      $ (13,809)
                                    =========     =========      =========       =========

                     The Accompanying Notes are an Integral
                        Part of the Financial Statements

                              CREATIVE VISTAS, INC.
                            STATEMENTS OF CASH FLOWS
                For The Years Ended September 30, 2001 and 2000


                                                            2001          2000
                                                           -------      -------
Increase (Decrease) in Cash and Cash Equivalents:

Cash flows from operating activities:
  Net Loss                                                 $(5,996)     $(7,901)
  Decrease in accounts payable                              (1,075)       1,075
                                                           -------      -------

       Net cash used by operating activities                (7,071)      (6,826)
                                                           -------      -------
Cash flows from financing activities:
  Proceeds from notes payable - related parties              7,200        7,700
                                                           -------      -------

       Net cash provided by financing activities             7,200        7,700
                                                           -------      -------

Net increase in cash and cash equivalents                      129          874

Cash and cash equivalents at beginning of year                 962           88
                                                           -------      -------

Cash and cash equivalents at end of year                   $ 1,091      $   962
                                                           =======      =======

                     The Accompanying Notes are an Integral
                        Part of the Financial Statements

                              CREATIVE VISTAS, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                     NOTE 1

              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF
                        OPERATIONS AND USE OF ESTIMATES
--------------------------------------------------------------------------------

OPERATIONS

Creative Vistas, Inc., formerly known as Vista Financial Services, Inc., is a Corporation which was duly formed and organized under the laws of the State of Arizona on July 18, 1983. The principal business purpose of the Company was to conduct secondary market mortgage loan brokerage operations and consulting in the southwestern region of the United States. The Company has been essentially dormant since approximately December, 1996 after filing for protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (See Note 2).

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For financial accounting purposes, cash and cash equivalents are considered to be all highly liquid investments purchased with an initial maturity of three (3) months or less.

DEFERRED INCOME TAXES

Deferred income taxes are provided on an assets and liability method, whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards. Deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that the carryforwards will not be utilized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

BASIC LOSS PER SHARE

Basic loss per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of the Company. Diluted earnings per share are not presented as no dilutive potential common stock existed as of September 30, 2001 and 2000.

PENDING ACCOUNTING PRONOUNCEMENTS

In June 2001 the Financial Accounting Standards Board adopted Opinion No. 141, Business Combinations, and Opinion No. 142, Goodwill and Other Intangibles. The pronouncements provide for the cessation of the pooling method of accounting for business combinations as well as providing that goodwill and other intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. The Company has yet to determine what effect, if any, the adoption of these financial standards will have on the financial statements. The effective dates for Financial Accounting Standards Nos. 141 and 142 are July 1, 2001 and for fiscal years beginning after December 15, 2001, respectively.

In September 2001 the Financial Accounting Standards Board adopted Opinion No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The pronouncement provides a single, comprehensive accounting model for impairment and disposal of long-lived assets and discounted operations. The Company does not expect the adoption of the standards to have a material effect on the financial statements. The standard is effective for fiscal years beginning after December 15, 2001.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Accounts and notes payable are substantially current or bear reasonable interest rates. As a result, the carrying values of these financial instruments approximate fair value.

--------------------------------------------------------------------------------
                                     NOTE 2
                         REORGANIZATION UNDER CHAPTER 11
--------------------------------------------------------------------------------

The Bankruptcy Court confirmed an order approving the Company's Modified Plan of Reorganization on July 22, 1996. An amended order approving the Company's Modified Plan of Reorganization was confirmed by the Bankruptcy Court on November 17, 1996. For financial reporting purposes, however, the effective confirmation date used was July 22, 1996, as the amendment to the order approving the Company's Modified Plan of Reorganization did not materially modify the order.

The amended order approving the Modified Plan of Reorganization provided for the following:

     Assets and Post-Petition Liabilities - The Company transferred all assets and post-petition liabilities to two (2) individuals in exchange for $15,000.

     Unsecured Creditors - All unsecured creditors received $15,000 in full satisfaction of all claims, and as such, all pre-petition indebtedness was fully satisfied and discharged.

     Equity Security Holders - All the issued and outstanding common stock, which was previously wholly-owned by Century Pacific Corporation, was cancelled in exchange for two and one-half percent (2.5%) of new common shares issued. Further, additional shares comprising two and one-half percent (2.5%) of new common shares issued was distributed under the
     Century Pacific Plan of Reorganization. The remaining new shares, ninety-five percent (95%) of new common shares issued, were issued to 4909 East McDowell Joint Venture in full satisfaction of rent which accrued after September 30, 1996.

The Company has accounted for its reorganization using fresh-start accounting. All assets and liabilities have been restated to reflect their reorganization values, which approximates fair values at the reorganization date. Total debt forgiven amounted to approximately $74,000. Total accumulated deficit eliminated upon adoption of fresh-start accounting amounted to approximately $429,000.

--------------------------------------------------------------------------------
                                     NOTE 3
                           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

During the years ended September 30, 2001 and 2000, notes payable - related parties consists of the following:

                                                         2001             2000
                                                        -------         -------
     Note payable to a stockholder,  non-interest
       bearing, due on demand; unsecured                $ 7,550         $ 3,850

     Note payable to a stockholder, non-interest
       bearing, due on demand; unsecured                  7,350           3,850
                                                        -------         -------

                                                        $14,900         $ 7,700
                                                        =======         =======

--------------------------------------------------------------------------------
                                     NOTE 4
                                  INCOME TAXES
--------------------------------------------------------------------------------

At September 30, 2001 and 2000, deferred tax assets consist of the following:

                                                          2001            2000
                                                        -------         -------

     Net operating loss carryforwards                   $ 5,000         $ 3,600
     Less: valuation allowance                           (5,000)         (3,600)
                                                        -------         -------

                                                        $    --         $    --
                                                        =======         =======

At September 30, 2001 and 2000, the Company established a valuation allowance equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of operating losses in future periods.

At September 30, 2001, the Company had federal and state net operating loss carryforwards in the approximate amount of $21,400 available to offset future taxable income through 2021 and 2006, respectively.

         FINANCIAL STATEMENTS FOR FISCAL QUARTER ENDED DECEMBER 31, 2001

The Company's financial statements and schedules for the quarter ended December 31, 2001 and 2000 are included herewith.

     Balance Sheets                                                F-10

     Statements of Operations                                      F-11

     Statements of Changes in Stockholders' Equity                 F-12

     Statements of Cash Flows                                      F-13

     Notes to Financial Statements                                 F-14

                              CREATIVE VISTAS, INC.

                                 BALANCE SHEETS

                                                     December 31, 2001       September 30, 2001
                                                     -----------------       ------------------
                                                        (Unaudited)
ASSETS

Current Assets
 Cash and Cash Equivalents                               $    903                  $  1,091
                                                         --------                  --------

       Total Assets                                      $    903                  $  1,091
                                                         --------                  --------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
 Accounts Payable                                        $  3,403                  $     --
 Notes Payable- Related Entities                           37,400                    14,900
                                                         --------                  --------

       Total Liabilities                                 $ 40,803                  $ 14,900
                                                         ========                  ========

Shareholders' Equity
 Common stock, no par value; 1,000,000 shares
  authorized, issued and outstanding                     $  7,553                  $  7,553
 Accumulated deficit                                      (47,453)                  (21,362)
                                                         --------                  --------
                                                          (39,900)                  (13,809)
                                                         --------                  --------
       Total Liabilities and Shareholders' Equity        $    903                  $  1,091
                                                         ========                  ========

                              CREATIVE VISTAS, INC.

                            STATEMENTS OF OPERATIONS
              For the Three Months Ended December 31, 2001 and 2000
                                   (Unaudited)

                                                      Three Months Ended
                                                          December 31,
                                                -------------------------------
                                                    2001                2000
                                                -----------         -----------

Revenue                                         $        --         $        --
                                                -----------         -----------
Expenses
  Printing                                              173                  --
  Legal                                              22,500                  --
  Accounting                                          3,229               3,085
  Fees                                                  119                 190
  Miscellaneous                                          70                  61
                                                -----------         -----------
       Total Expenses                                26,091               3,336

Net Loss                                        $   (26,091)        $    (3,336)
                                                ===========         ===========

Basic Loss per common share                     $     (0.03)        $        --
                                                ===========         ===========
Weighted average number of common shares
 outstanding                                      1,000,000           1,000,000
                                                ===========         ===========

                              CREATIVE VISTAS, INC.

                        STATEMENT OF STOCKHOLDERS' EQUITY

                                                Common Stock       Additional                      Total
                                             ------------------     paid-in      Accumulated    Stockholders'
                                             Shares      Amount     capital        Deficit         Equity
                                             ------      ------     -------        -------         ------
Balance at September 30, 2001 (Audited)     1,000,000    $7,553     $    --       $(21,362)       $(13,809)

Net loss for the three month period
ended December 31, 2001 (Unaudited)                --    $   --     $   --        $(26,091)       $(26,091)
                                           ----------    ------     -------       --------        --------

Balance at December 31, 2001 (Unaudited)    1,000,000    $7,553     $    --       $(44,453)       $(39,900)
                                           ==========    ======     =======       ========        ========

                              CREATIVE VISTAS, INC.

                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                         For the Three Months
                                                           Ended December 31,
                                                        -----------------------
                                                          2001            2000
                                                        --------        -------
Cash Flows from Operating Activities:
  Net Loss                                              $(26,091)       $(3,336)
                                                        --------        -------
Adjustments to Reconcile Net Loss to Net
 Cash Used by Operating Activities:
 Increase in Accounts Payable                              3,403         (3,336)
                                                        --------        -------

       Net Cash Used in Operating Activities             (22,688)          (251)
                                                        --------        -------
Increase (Decrease) in Cash and Cash Equivalents:

Cash Flows from Financing Activities:
 Notes from related entities                              22,500             --
                                                        --------        -------

       Net cash provided by financing activities          22,500             --
                                                        --------        -------
Net increase (decrease) in cash and cash equivalents        (188)          (251)

Cash and cash equivalents at beginning of period           1,091            962
                                                        --------        -------

Cash and cash equivalents at end of period              $    903        $   711
                                                        ========        =======
Supplemental Information
  Income taxes paid                                     $    --         $    --
  Interest paid                                         $    --         $    --

                              CREATIVE VISTAS, INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - History and organization of the Company

     The Company was incorporated on July 18, 1983, under the laws of the State of Arizona as Vista Financial Services, Inc. The Company was a wholly-owned subsidiary of Century Pacific Corporation ("Century Pacific").

     In 1993, the Company filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code (Case No. B93-05704-PHX-GBN). Century Pacific also filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code. The Bankruptcy Court confirmed the Company's modified plan of reorganization (the "Plan") on November 27, 1996. Pursuant to the Plan, the Company's Common Stock previously owned by Century Pacific was exchanged for two and one-half percent of the post-reorganization Common Stock of the Company. An additional two and one-half percent of the post-reorganization Common Stock of the Company was distributed under the Century Pacific plan of reorganization and the remaining ninety-five percent was issued in satisfaction of rent obligations owing by the Company.

     On March 12, 1997, the Company changed its name to Creative Vistas, Inc. The Company currently has no operations.

NOTE 2 - Accounting Policies and Procedures

     The unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions in Item 310(b) of Regulation S-B. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation have been made. Operating results for the three-month period ended December 31, 2001 are not necessarily indicative of the results that may be expected for the year ending September 30, 2002.

     Loss per share is calculated by dividing income available to common stockholders by the weighted average number of common shares outstanding.

     No dividends have been paid since inception.

NOTE 3 - Going Concern

     The company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company had no operating activities last quarter and has no current source of revenue.

     Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The Company currently has limited expenses other than legal, accounting and commissions. It is management's plan to seek additional capital through further equity financings and necessary bank loans.

NOTE 4 - Related Party Transactions

     The Company neither owns nor leases any real or personal property. Office services are provided without charge by an affiliate of the Company. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.